LONG-TERM DEPOSITS AND PREPAYMENTS	12 Months Ended
Dec. 31, 2013
LONG-TERM DEPOSITS AND PREPAYMENTS
LONG-TERM DEPOSITS AND PREPAYMENTS

4.  LONG-TERM DEPOSITS AND PREPAYMENTS

The Group’s subsidiaries and VIEs are required to pay certain amounts of deposit to airline companies to obtain blank air tickets for sales to customers. The subsidiaries and VIEs are also required to pay deposit to local travel bureau as pledge for insurance of traveler’s safety.

Components of long-term deposit and prepayments as of December 31, 2012 and 2013 were as follows:

	2012	2013
	RMB	RMB
Prepayments for fixed assets	15,499,330	263,626,283
Unamortized debt issuance cost	32,396,007	127,815,384
Deposits paid to airline suppliers	126,190,327	127,011,881
Deposit paid to lessor	18,413,764	15,161,665
Deposit paid to travel bureau	110,000	2,051,195
Others	18,008,882	23,519,244
Total	210,618,310	559,185,652